UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2005

Instinet Group Incorporated

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-32717 13-4134098

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3 Times Square, New York, New York 10036

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Registrant's telephone number, including area code: 212-310-9500

Not Applicable

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to the registrant's Form 8-K filed with the Securities and Exchange Commission on July 22, 2005 (the "Original Report on Form 8-K"), is being filed solely for the purpose of filing the correct Exhibit 99.1 to the Original Report on Form 8-K. An incorrect Exhibit 99.1 was inadvertently filed with the Original Report on Form 8-K. No changes or additions to the text are being made hereby to the Original Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number Description

99.1 Press Release of Instinet Group Incorporated issued July 22, 2005: Instinet Group Announces Second Quarter 2005 Earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

INSTINET GROUP INCORPORATED

Registrant

Date: July 22, 2005

By: /s/ John F. Fay

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John F. Fay

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER DESCRIPTION

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99.1 Press Release of Instinet Group Incorporated issued July 22, 2005: Instinet Group Announces Second Quarter 2005 Earnings